UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

SenesTech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

23460 N 19th Ave., Suite 110
Phoenix, AZ 85027

(Address of principal executive offices) (Zip Code)

(928) 779-4143

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement.

Securities Purchase Agreement

On March 4, 2020, SenesTech, Inc. (the “Company”) entered into a securities purchase agreement with an institutional investor (the “Purchase Agreement”), pursuant to which the Company agreed to sell, in a registered direct offering, 176,372 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $3.005 per share (the “Offering”) for gross proceeds to the Company of approximately $0.5 million, before deducting fees payable to the placement agent and other estimated offering expenses payable by the Company. Pursuant to the Purchase Agreement, in a concurrent private placement, the Company also agreed to issue and sell warrants (the “Warrants”) exercisable for up to 176,372 shares of Common Stock (the “Warrant Shares”), which represents 100% of the shares of Common Stock sold in the Offering, with an exercise price of $2.88 per Warrant Share (the “Private Placement”). The Warrants will be exercisable immediately following the date of issuance and will expire five and one-half years following the date of issuance, subject to customary adjustment as set forth in the Warrants. The Warrants and the Warrants Shares have not been registered with the Securities and Exchange Commission (“SEC”).

The Offering and Private Placement are expected to close on or about March 6, 2020 (the “Closing Date”), subject to satisfaction of customary closing conditions.

The 176,372 shares of Common Stock sold in the Offering (but not the Warrants or the Warrant Shares) were offered and sold pursuant to a prospectus, dated August 24, 2018, and a prospectus supplement, dated March 6, 2020, in connection with a takedown from the Company’s shelf registration statement (“Registration Statement”) on Form S-3 (File No. 333-225712).

The issuance and sale of the Warrants pursuant to the Purchase Agreement and the issuance and sale of the Warrant Shares upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), are not being offered pursuant to the Registration Statement and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.

The Company has agreed to file a registration statement on Form S-1 (or other appropriate form) for the resale by the purchasers of the Warrant Shares issued and issuable upon exercise of the Warrants within 30 calendar days of the date of the Purchase Agreement. The Company will use commercially reasonable efforts to cause such registration to become effective within 60 days (or in the event of a full review by the SEC, 90 days) and following the Closing Date, and to keep such registration statement effective at all times until all the Warrants have been exercised and all the Warrant Shares have become eligible for resale pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act.

In connection with the Offering, the Company agreed to pay the placement agent a cash fee equal to 7.5% of the gross proceeds of the Offering, a management fee of 1% of the gross proceeds of the Offering, a non-accountable expense allowance of $10,000 and clearing expenses of $12,900. The Company also agreed to issue the placement agent warrants to purchase up to 7.5% of the aggregate number of shares of Common Stock sold in the Offering, or 13,228 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants have substantially the same terms as the Warrants, except that they will have a term of five years from the effective date of the Offering and an exercise price per share of $3.7563 per share. The Placement Agent Warrants, and the shares of Common Stock issuable upon exercise thereof, will be issued in reliance on the exemption from registration provided in Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, (ii) have been qualified by certain disclosures made to the purchasers in the disclosure schedule delivered in connection with the Purchase Agreement, and (iii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the Purchase Agreement, the Warrants and the Placement Agent Warrants are not complete and are qualified in their entirety by references to the full text of the Form of Purchase Agreement, the Form of Warrant, and the Form of Placement Agent Warrant which are filed as exhibits to this report and are incorporated by reference herein.

A copy of the opinion of Perkins Coie LLP relating to the validity of the Common Stock issued in the Offering is filed herewith as Exhibit 5.1.

Item 3.02. Unregistered Sales of Equity Securities

The disclosures in Item 1.01 of this Current Report on Form 8-K regarding the Warrants, the Warrant Shares, the Placement Agent Warrants and the shares issuable thereunder are incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
4.1	Form of Warrant.
4.2	Form of Placement Agent Warrant.
5.1	Opinion of Perkins Coie LLP.
10.1*	Form of Securities Purchase Agreement, dated as of March 4, 2020, between the Company and the purchaser thereto.
23.1	Consent of Perkins Coie LLP (contained in Exhibit 5.1 hereto).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2020	SENESTECH, INC.

	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Chief Financial Officer

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